UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 12, 2010
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

One BriarLake Plaza, Suite 2000
2000 West Sam Houston Parkway South
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 12, 2010, Mariner Energy, Inc. (“Mariner”) and each of its executive officers amended his or her employment agreement effective January 1, 2009 to (i) include certain provisions pertaining to Section 409A of the Internal Revenue Code of 1986, as amended, and (ii) clarify Mariner’s obligations to make severance payments and benefits described in the employment agreement and the Agreement and Plan of Merger by and among Apache Corporation, ZMZ Acquisitions LLC, and Mariner, dated as of April 14, 2010. A copy of the employment agreement, as so amended, for each of Mariner’s principal executive officer and principal financial officer, as well as its three other most highly compensated executive officers serving as of December 31, 2009 is filed herewith.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

No.	Description
10.1+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Scott D. Josey, dated August 12, 2010.

10.2*+	Employment Agreement by and between Mariner Energy, Inc. and Scott D. Josey, dated February 7, 2005 (incorporated by reference to Exhibit 10.15 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.3+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Dalton F. Polasek, dated August 12, 2010.

10.4*+	Employment Agreement by and between Mariner Energy, Inc. and Dalton F. Polasek, dated February 7, 2005 (incorporated by reference to Exhibit 10.16 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.5+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated August 12, 2010.

10.6*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.18 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.7*+	Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated February 7, 2005 (incorporated by reference to Exhibit 10.17 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.8+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Judd Hansen, dated August 12, 2010.

10.9*+	Second Amended and Restated Employment Agreement by and between Mariner Energy, Inc., Mariner Energy Resources, Inc. and Judd Hansen, dated June 8, 2006 (incorporated by reference to Exhibit 10.19 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.10+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated August 12, 2010.

10.11*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.24 to Mariner’s Form 10-K filed on March 1, 2010).

10.12*+	Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of February 7, 2005 (incorporated by reference to Exhibit 10.23 to Mariner’s Form 10-K filed on March 1, 2010).

*	Incorporated by reference as indicated.

+	Management contract, plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: August 12, 2010	By:	/s/ Teresa G. Bushman
Teresa G. Bushman,
Senior Vice President and General Counsel

Exhibit Index

No.	Description
10.1+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Scott D. Josey, dated August 12, 2010.

10.2*+	Employment Agreement by and between Mariner Energy, Inc. and Scott D. Josey, dated February 7, 2005 (incorporated by reference to Exhibit 10.15 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.3+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Dalton F. Polasek, dated August 12, 2010.

10.4*+	Employment Agreement by and between Mariner Energy, Inc. and Dalton F. Polasek, dated February 7, 2005 (incorporated by reference to Exhibit 10.16 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.5+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated August 12, 2010.

10.6*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.18 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.7*+	Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated February 7, 2005 (incorporated by reference to Exhibit 10.17 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.8+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Judd Hansen, dated August 12, 2010.

10.9*+	Second Amended and Restated Employment Agreement by and between Mariner Energy, Inc., Mariner Energy Resources, Inc. and Judd Hansen, dated June 8, 2006 (incorporated by reference to Exhibit 10.19 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.10+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated August 12, 2010.

10.11*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.24 to Mariner’s Form 10-K filed on March 1, 2010).

10.12*+	Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of February 7, 2005 (incorporated by reference to Exhibit 10.23 to Mariner’s Form 10-K filed on March 1, 2010).

*	Incorporated by reference as indicated.

+	Management contract, plan or arrangement.

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